UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21966

Camco Investors Fund

(Exact name of registrant as specified in charter)

116 S. Stewart Street

Winchester, VA 22601

(Address of principal executive offices)

(Zip code)

Dennis Connor

116 S. Stewart Street

Winchester, VA 22601

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

DECEMBER 31, 2011

Dear Fellow Shareholders,

2011 turned out to be one the most challenging environments for investing in a long time.  2009-2010 gave us strong stock price recovery, which you may recall from our shareholder letters, we correctly anticipated.  This year however, domestic markets were basically flat to down modestly while international markets were broadly lower.  For the year, the Fund was down 5.74%, compared to a decline of .11% in the Russell 3000 Value index, the Fund’s benchmark.  The S+P 500 was virtually unchanged for the year finishing 2.11%. Performance of the Fund was helped by gains from Dominion Resources, Kinder Morgan, Exxon Mobil and ADP, all rising better than 18% for the year.  Fund returns were hindered by share price losses from Transocean, which suffered from the Gulf of Mexico rig fire, Encana, hurt by falling natural gas prices, and Weatherford, which had surprise accounting problems.  All three stocks were sold in the past year.

We believe that the fundamentals for stocks are excellent for the near term.  We see this for the following reasons.    First, 2011 saw continued strong earnings growth.  The S+P 500 companies averaged 14% earnings growth in 2011, while the average stock price was flat to slightly down.  If this trend continues in 2012 and companies have another strong growth year in earnings, there will be upward pressure on stock prices.  Second, valuations are reasonable.  At the end of 2011 the S+P 500 had a Price/Earnings ratio (PE) of 12.8, well below the historical PE of 16.  This valuation is even more dramatic when you compare the valuation of the S+P 500 to the ten year US Treasury.   There has never been a greater divergence in the past 30 years between the earnings yield of the S+P and the yield on the 10 year Treasury.  At a current PE of 12.8, you get a current earnings yield of 7.8% for the S+P 500.  Compare this to the current yield on the ten year note of less than 2%.  From 1985 through 2001 the yields rarely diverged by more than a percentage apart.  Beginning in 2002, there has been an ever widening divergence between the two, ending up in today’s historical difference.  We believe this divergence will only return to historical levels by rising stock prices (which produces lower earnings yields), higher bond yields, lower earnings, or a combination of the three.  There is always some risk of a recession and lower earnings, but the most likely outcome in our opinion is a combination of higher stock prices and, over a period of years, higher bond yields.   This naturally leads to our next point.  Compared to stocks, bonds look grossly overvalued and carry inordinate risk   We know we made this same point one year ago, but the risk of even small interest rate rises does not begin to justify the 60 year low yields currently being

If stocks appear to hold the upper hand, which we believe, then which stocks should we look at?  We are convinced that the large dividend paying “blue chip” companies are among the most attractive.  We have added several large cap names this year including Abbott Labs, Bank of New York, Emerson Electric, Intel and Lockheed Martin.  Let’s use Abbott as an example of the value we saw.  We added Abbott to the portfolio with a cost basis around $47.  In 2001 Abbott traded for much of the year in the around $47.  What’s the big deal?  Well, even though the stock price did nothing for ten years (the lost decade, remember?), but sales and earnings more than doubled over that time frame and dividends did even better, growing two and one half fold over that same time frame.  This same story is repeated for most of our new additions to the Fund.

 As always we will continue to search for financially sound, undervalued companies, and we will do this without compromising the stewardship principles on which this Fund was founded.  We want to thank you again for granting us the great privilege of managing your investment assets.  We never take this responsibility lightly and we look forward to serving you for many years to come.

With Kindest Regards,

Rick Weitz

Dennis Connor

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2011

	1 Year	3 Year	5 Year	Since Inception *	Ending Value
Camco Investors Fund	(5.74)%	9.56%	(5.33)%	0.21%	$10,193
S&P 500 Index	2.11%	14.11%	(0.25)%	6.09%	$17,109
Domini 400 Social Index	1.60%	14.41%	0.21%	5.81%	$16,706
Russell 3000 Value Index	(0.10)%	11.62%	(2.58)%	6.42%	$17,589

Camco Investors Fund
S&P 500 Index
Domini 400 Social Index
Russell 3000 Value Index
20,000
15,000
10,000
5,000
12/4/2002 (Fund Inception)
December-02
June-03
December-03
June-04
December-04
June-05
December-05
June-06
December-06
June-07
December-07
June-08
December-08
June-09
December-09
June-10
December-10
June-11
December-11

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Domini 400 Social Index (“DS400”) is a market-cap-weighted stock index of 400 publicly traded American companies that have met certain standards of social and environmental excellence.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

CAMCO INVESTORS FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	December 31, 2011

Shares		Value

COMMON STOCKS - 68.00%

Biological Products (No Diagnostic Substances) - 2.86%
6,500	Gilead Sciences, Inc. *	266,045

Commercial Services & Supplies - 3.56%
11,000	Paychex, Inc.	331,210

Communications Equipment - 2.22%
3,100	L-3 Communications Holdings, Inc.	206,708

Computer Communications Equipment - 2.91%
15,000	Cisco System, Inc.	271,200

Electric & Other Services Combined - 2.80%
6,000	Exelon Corp.	260,220

Electronic & Other Electrical Equipment - 4.25%
8,500	Emerson Electric Co.	396,015

Electronic Computers - 3.54%
22,500	Dell, Inc. *	329,175

Electronic Equipment & Instruments - 3.11%
5,442	Dominion Resources, Inc.	288,861
25	Flextronics International Ltd. (Singapore) *	141
		289,002
Guided Missiles & Space Vehicles - 2.87%
3,300	Lockheed Martin Corp.	266,970

Health Care Equipment & Supplies - 6.35%
5,950	Covidien Plc. (Ireland)	267,810
6,500	Stryker Corp.	323,115
		590,925
Machinery - 0.22%
500	Graco, Inc.	20,445

Metals & Mining - 3.56%
2,400	Compass Minerals International, Inc.	165,240
5,500	Southern Copper Corp.	165,990
		331,230
Oil, Gas Consumable Fuels - 9.91%
9,000	Chesapeake Energy Corp.	200,610
3,300	Exxon Mobil Corp.	279,708
6,500	National Oilwell Varco, Inc.	441,935
		922,253
Pharmaceutical Preparations - 3.44%
5,700	Abbott Laboratories	320,511

Pharmaceuticals - 3.00%
13,000	Mylan, Inc. *	278,980

Semiconductors & Related Devices - 3.39%
13,000	Intel Corp.	315,250

Services-Computer Processing & Data Preparation - 3.02%
5,200	Automatic Data Processing, Inc.	280,852

Specialty Retail - 4.21%
15,450	Lowe's Companies, Inc.	392,121

State Commercial Banks - 2.78%
13,000	Bank of New York Co. Inc.	258,830

TOTAL FOR COMMON STOCKS (Cost $5,338,761) - 68.00%		6,327,942

CLOSED-END FUNDS - 1.22%
12,000	Templeton Global, Inc.	113,400

TOTAL FOR CLOSED-END FUNDS (Cost $130,605) - 1.22%		113,400

EXCHANGE TRADED FUNDS - 4.47%
1,800	I-Shares Barclay TIPS Bond	210,042
4,000	Market Vectors Gold Miners	205,720
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $393,522) - 4.47%		415,762

LIMITED PARTNERSHIPS - 8.03%
10,000	Ferrellgas Partners, L.P.	189,700
4,325	Kinder Morgan Energy Partners, LP	367,409
7,000	Natural Resources Partners, LP	189,770
TOTAL FOR LIMITED PARTNERSHIPS (Cost $453,590) - 8.03%		746,879

REAL ESTATE INVESTMENT TRUSTS - 4.33%
30,000	Ashford Hospitality Trust, Inc.	240,000
4,600	Saul Centers, Inc.	162,932
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $378,895) - 4.33%		402,932

SHORT TERM INVESTMENTS - 14.05%
1,307,270	US Bank Repurchase Agreement, 0.01%, dated 12/30/2011, due 1/3/2012
	repurchase price $1,307,270, collateralized by U.S. Treasury Bonds	1,307,270

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,307,270) - 14.05%		1,307,270

TOTAL INVESTMENTS (Cost $8,002,643) - 100.10%		9,314,185

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.10)%		(9,519)

NET ASSETS - 100.00%		$ 9,304,666

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 6,327,942	-	-	$ 6,327,942
Closed-End Funds	113,400	-	-	113,400
Exchange Traded Funds	415,762	-	-	415,762
Limited Partnerships	746,879	-	-	746,879
Real Estate Investment Trusts	402,932	-	-	402,932
Short-Term Investments:
US Bank Repurchase Agreement	1,307,270	-	-	1,307,270

	$ 9,314,185	-	-	$ 9,314,185

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments in Securities, at Value (Cost $8,002,643)	$ 9,314,185
Receivables:
Dividends and Interest	6,436
Total Assets	9,320,621
Liabilities:
Due to Advisor	15,955
Total Liabilities	15,955
Net Assets	$ 9,304,666

Net Assets Consist of:
Paid In Capital	$ 10,816,096
Accumulated Realized Loss on Investments	(2,822,972)
Unrealized Appreciation in Value of Investments	1,311,542
Net Assets, for 961,069 Shares Outstanding	$ 9,304,666

Net Asset Value Per Share	$ 9.68

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the year ended December 31, 2011

Investment Income:
Dividends (net of $245 of foreign tax withheld)	$ 173,773
Interest	178
Total Investment Income	173,951

Expenses:
Advisory Fees (Note 3)	196,798
Total Expenses	196,798

Net Investment Loss	(22,847)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(323,276)
Net Change in Unrealized Depreciation on Investments	(253,212)
Realized and Unrealized Loss on Investments	(576,488)

Net Decrease in Net Assets Resulting from Operations	$ (599,335)

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/2011	12/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Gain (Loss)	$ (22,847)	$ (5,939)
Net Realized Loss on Investments	(323,276)	(101,873)
Unrealized Appreciation (Depreciation) on Investments	(253,212)	1,342,470
Net Increase (Decrease) in Net Assets Resulting from Operations	(599,335)	1,234,658

Distributions to Shareholders:
Net Investment Income	-	-
Return of Capital	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 4)	161,693	87,969

Total Increase (Decrease) in Net Assets	(437,642)	1,322,627

Net Assets:
Beginning of Period	9,742,308	8,419,681

End of Period (Including Undistributed Net Investment Income of $0 and $0, respectively)	$ 9,304,666	$ 9,742,308

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Net Asset Value, at Beginning of Period	$ 10.27	$ 8.96	$ 7.39	$ 11.71	$ 13.02

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	(0.01)	0.02	0.04	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.57)	1.32	1.58	(4.25)	(1.32)
Total from Investment Operations	(0.59)	1.31	1.60	(4.21)	(1.28)

Distributions:
Net Investment Income	-	-	(0.02)	(0.04)	(0.02)
Return of Capital	-	-	(0.01)	-	-
Realized Gains	-	-	-	(0.07)	(0.01)
Total from Distributions	-	-	(0.03)	(0.11)	(0.03)

Net Asset Value, at End of Period	$ 9.68	$ 10.27	$ 8.96	$ 7.39	$ 11.71

Total Return **	(5.74)%	14.62%	21.71%	(35.89)%	(9.82)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,305	$ 9,742	$ 8,420	$ 6,527	$ 10,265
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	1.98%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23)%	(0.07)%	0.28%	0.36%	0.28%
Portfolio Turnover	68.50%	26.86%	13.51%	21.42%	35.88%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Reclassifications- In accordance with GAAP, the Fund recorded a permanent book/tax difference of $22,847 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the year ended December 31, 2011, the Adviser earned a fee of $196,798 from the Fund.  At December 31, 2011, the Fund owed the Adviser $15,955.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at December 31, 2011, was $10,816,096 representing 961,069 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount
Shares sold	71,129	$750,256	101,783	$945,045
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(58,486)	(588,563)	(93,364)	(857,076)
Net increase	12,643	$ 161,693	8,419	$ 87,969

Note 5. Investment Transactions

For the year ended December 31, 2011, purchases and sales of investment securities other than short-term investments aggregated $6,265,980 and $5,666,423, respectively.

Note 6. Tax Matters

As of December 31, 2011, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments                                     $8,002,643

Gross tax appreciation of investments                                                                                    $ 1,460,452

Gross tax depreciation of investments                                                                                    $(148,910)

Net tax appreciation

                                                                                       $ 1,311,542

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2011, the following represents the tax basis capital gains and losses:

Capital loss carry-forward expiring 12/31/17+

$ 2,397,823

Capital loss carry-forward expiring 12/31/18+

$    101,873

Capital loss carry-forward indefinite expiration

$    322,065

Post-October capital loss deferrals realized between 11/1/10 and 12/31/11*                             $        1,211

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

* These deferrals are considered incurred in the subsequent year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The Fund paid no distributions during the years ended December 31, 2011 and 2010.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2011, Pershing LLC held for the benefit of others, in aggregate, owned approximately 65.21% of the Fund’s shares and may be deemed to control the Fund.

Note 8. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2011 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 27, 2012

Camco Investors Fund
Expense Illustration
December 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2011	December 31, 2011	July 1,2011 to December 31,2011

Actual	$1,000.00	$919.28	$9.58
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.22	$10.06

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2011 (UNAUDITED)

Independent Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Col. Richard Bruss c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 79	Trustee	One Year/ First Elected 12/2002	Retired – USAF (1990 – present)	1	None
Charles J. Bailey c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 66	Trustee	One Year/ First Elected 12/2002	Retired Regional Mgr. Tollgate Inc. (1995 – 2009)	1	None
Gary Comparetto c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 53	Trustee	One Year/ First Elected 2/2011	Senior Principal Engineer, MITRE Corporation (1997 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dennis M. Connor[1] c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 55	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age:71	Treasurer and Chief Compliance Officer	One Year/ First Elected 12/04/04	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 53	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2011 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Approval of Management Agreement

In connection with a regular meeting held on December 16, 2011, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Cornerstone Asset Management, Inc., (the “Adviser”) and the CAMCO Investors Trust on behalf of the CAMCO Investors Fund (the “Advisory Agreement”).

As to the investment performance of the Fund, the Trustees reviewed information regarding the Fund’s performance compared to the Fund’s benchmark, the Domini 400 Social Index, as well as the S&P 500.  Mr. Weitz verbally presented information regarding the performance of the Ave Maria Fund and the Timothy Funds, each mutual funds with socially responsible investment strategies similar to that of the Fund (the “Peer Funds”), for comparative purposes.  Following discussion regarding the performance of the Fund, it was the consensus of the Board that the Fund’s performance was consistent with the economic climate, and the Board indicated that, overall, it was satisfied with the Fund’s performance.

As to the Adviser’s business and qualifications of personnel, the Trustees examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  Mr. Connor discussed with the Trustees a recent unaudited balance sheet for the Adviser.  He then informed the Board that there had been no significant changes in the Adviser’s personnel, or principal activities.  He also described the services to be provided to the Fund and noted that there would be no changes to those services

As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationships with the Fund, Mr. Weitz reviewed the expenses of the Peer Funds.  He noted that the Fund’s overall expense ratio was within the range of that charged to the Peer Funds.  He further noted that while the Ave Maria Fund’s expense ratio was lower than the Fund’s, he anticipated that the Fund’s expense ratio would approximate that of the Ave Maria Fund once the Fund reached similar asset levels and economies of scale were achieved.  He also reminded the Board that the expense ratio of the Fund was less than the Timothy Funds even though the Timothy Funds had four to ten times the assets held in the Fund, although a significant portion of the difference is attributable to the 12b-1 fees of the Timothy Funds.  Following discussion, the Board indicated satisfaction with the total expense ratio of the Fund.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the Peer Funds.

The Trustees next reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  Mr. Weitz noted that the indirect expenses allocated to the Fund were allocated on the basis of revenue to the Adviser.  Mr. Weitz then indicated that the Adviser paid for all research on behalf of the Fund and did not utilize soft dollars.  He also indicated that the Fund did not pay any 12b-1 fees for the distribution of the Fund’s shares.  He further indicated that neither the Adviser nor the officers of the Fund receive additional compensation from the affiliated broker that executes trades on behalf of the Fund, and that the trading costs combined with the low turnover of the Fund’s portfolio added a much smaller “hidden cost” to shareholders than most other mutual funds  Following discussion, the Trustees concluded that the Adviser had only been marginally profitable with respect to the Fund and therefore the Adviser’s profits were not excessive. It was also the consensus of the Board that the Adviser’s profits were nonetheless adequate to ensure that the firm had adequate resources to continue to meet its obligations to pay Fund expenses and provide quality investment advisory services to the Fund.

As to economies of scale, the Trustees concluded that economies of scale will be realized as the Fund’s assets grow.  The Board acknowledged that while a consideration of economies of scale was not relevant at this time, they would continue evaluate opportunities for the Adviser to pass on such cost savings to the Fund’s shareholders.

The Board then temporarily adjourned for an executive session of the Independent Trustees with Trust counsel.  Upon reconvening, as a result of their considerations, the Board of Trustees, including a majority of those who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously approved renewal of the Management Agreement between the Fund and the Adviser.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Gary Comparetto

Investment Adviser

Cornerstone Asset Management, Inc.

116 South Stewart Street

Winchester, VA  22601

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 12,250

FY 2010

$ 12,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2011

$ 0

$ 0

FY 2010

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2011

$ 1,800

$ 0

FY 2010

$ 1,800

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2011

$ 0

$ 0

FY 2010

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 1,800

FY 2010

$ 1,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 6, 2012

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date September 6, 2012